MERRILL LYNCH
DRAGON FUND, INC.




FUND LOGO




Quarterly Report

September 30, 1997




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DRAGON FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
September 30, 1997

A map illustrating the following percentages:

India             0.0%**
Indonesia         3.6%
Singapore         6.9%
Malaysia          4.7%
Thailand          1.9%
China             7.5%
Hong Kong        65.0%
South Korea       1.9%
Philippines       3.4%

[FN]
 *Total may not equal 100%.
**Holdings are less than 0.1%.




DEAR SHAREHOLDER


The quarter ended September 30, 1997 proved to be one of the most difficult in recent years for the dragon stock markets. Turmoil in the currency markets created the impetus for widespread share price declines, as reflected in the 20.30% decline in the unmanaged Morgan Stanley Far East Free (Ex-Japan and Ex-Taiwan) Index for the three-month period ended September 30, 1997. Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -16.76%, -16.92%, -16.96% and -16.81%, respectively, for the same period. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders).

Portfolio Matters
There were two types of currency devaluations that took place in the dragon countries during the September quarter. The first was a devaluation driven by fundamental factors, as was the case in Thailand. With a large current account deficit, a highly leveraged property market, an increasing level of nonperforming loans at banks because of their exposure to the property sector, and a large amount of private sector foreign borrowing, Thailand could not support its overvalued currency peg to the US dollar. The second type of devaluation took place in the wake of the Thai baht devaluation because investors feared that the negative fundamentals in Thailand would spread to other dragon countries. This was the case in the Philippines and Indonesia. In Malaysia, the currency devaluation was initially caused by negative investor sentiment, but ultimately was the result of deteriorating fundamentals.

However, no matter what the cause, the negative effects of currency devaluations are the same. First, higher interest rates are needed to support the currency until stability returns to the foreign exchange market. Second, with higher interest rates sustained over a period of several months, we expect that corporate earnings will be downgraded through the rest of 1997 and possibly into the first quarter of 1998. Third, lower corporate earnings, high interest rates, and the decline in domestic demand associated with the negative wealth effect of declining stock markets will probably result in lower gross domestic product (GDP) growth.

In our view, economic recovery for most dragon countries will depend on two factors: the policies pursued by governments, and the state of their economies prior to the currency devaluations. Therefore, our longer-term outlook is more optimistic for the Philippines and Indonesia, whose governments are pursuing appropriate policies to stabilize their currencies and whose economies are on a stronger footing. In our view, Singapore is also likely to emerge more quickly from the currency crisis, since the country has a strong current account surplus and its banks are in strong financial positions.

Recovery is likely to be more difficult for Malaysia and Thailand, in our view. Although Thailand received a $15 billion aid package from the International Monetary Fund to inject liquidity into its financial system, the government will not take the tough steps needed to get the economy back on track, in our opinion. Furthermore, the present Thai government may not be able to stay in power. In the case of Malaysia, the government took steps to restrict share trading which, in our view, have set the country back in its progress toward recognition as an international financial center. Although these restrictions were subsequently removed, we expect that it will take some time for foreign investors' confidence to be restored in Malaysia. The government's current policies are not addressing the problems of an overheating economy and property market, and appear to stress strong GDP growth even though the economy needs to slow down to contain inflationary pressures. The Malaysian currency is at its lowest level relative to the US dollar since 1973.

The People's Republic of China and Hong Kong were not untouched by the currency crisis. Hong Kong's currency market was under speculative attack, which led to higher interbank interest rates. Stock markets in both countries also declined because of a high level of redemptions from mutual funds investing in Southeast Asia. Hong Kong is the region's most liquid market with the shortest settlement period.

Unlike other dragon countries, China is in an upturn in its business cycle. Exports remain strong, and the economy is now being driven by increased liquidity as disinflation has brought about lower interest rates. Increasing liquidity in China should flow into Hong Kong. Since the early 1990s, there has been a clear link between Chinese business cycles and movements in the Hong Kong stock market. The correlation bolsters the argument that China's economy is gradually edging out US interest rates as the most important influence on the Hong Kong stock market.

Economic problems also plague South Korea. High-level bankruptcies are increasing, and likely to continue to do so in 1998. The South Korean stock market has been supported by liquidity flows, but we believe that these flows are unlikely to be sustained. The government has yet to address the country's need for economic and financial deregulation. In our view, South Korea's long-term economic outlook will remain uncertain until substantial restructuring takes place.


Investment Strategy
When the baht crisis spread to the other Southeast Asian countries, we sold down our positions in Indonesia, the Philippines, Singapore and Malaysia. We believe that these stock markets are likely to continue to be weak over the next six months as investors "derate" them in light of higher risk premiums. In the shorter term, these stock markets are likely to continue to be negatively impacted by the three primary effects of currency devaluation, as we have discussed.

We sold most of our holdings in banks and financial institutions because of rising interest rates and falling loan growth. We also sold companies, which have high US dollar debt. In Singapore and Malaysia, we sold companies that have significant exposure to the real estate sector. Property prices had already been declining in both countries before the currency crisis, and high interest rates and the negative wealth effect will aggravate the situation. We have held onto more defensive issues, such as consumer non-durables, and companies with high net cash positions.

As of September 30, we were overweighted only in Hong Kong and China. As of that date, we were underweighted in Malaysia and the Philippines, and substantially underweighted in Singapore, South Korea and Thailand. Our cash position stood at 4.1% of net assets.

In Conclusion
In the near term, we expect that we will raise the Fund's cash position further and orient our investments even more defensively. However, if currencies have stabilized by the end of 1997, we believe that values will begin to appear in individual stocks in the dragon countries. When this occurs, we expect to position the Fund for a possible recovery in our markets in 1998. We foresee that our strategy at that time will be driven more from a stock-specific, as opposed to macroeconomic, perspective.

We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager


October 21, 1997



PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Performance
Summary--
Class A Shares
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning       Ending      Distributed      Dividends Paid*    % Change**
10/21/94--12/31/94                $17.43        $15.05        $0.241           $0.251            -10.82%
1995                               15.05         15.99          --              0.176            + 7.44
1996                               15.99         18.09         0.071             --              +13.59
1/1/97--9/30/97                    18.09         15.30          --               --              -15.42
                                                              -----            ------
                                                       Total  $0.312     Total $0.427

                                                          Cumulative total return as of 9/30/97: - 7.94%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning       Ending      Distributed      Dividends Paid*    % Change**
5/29/92--12/31/92                 $10.00        $10.13          --             $0.020            + 1.50%
1993                               10.13         18.74        $0.006            0.103            +86.15
1994                               18.74         15.03         0.241            0.122            -17.86
1995                               15.03         15.98          --              0.025            + 6.49
1996                               15.98         17.89         0.071             --              +12.41
1/1/97--9/30/97                    17.89         15.02          --               --              -16.04
                                                              ------           ------
                                                        Total $0.318     Total $0.270

                                                          Cumulative total return as of 9/30/97: +55.99%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning       Ending      Distributed      Dividends Paid*    % Change**
10/21/94--12/31/94                $17.29        $14.92        $0.241           $0.229            -10.98%
1995                               14.92         15.79          --              0.091            + 6.46
1996                               15.79         17.68         0.071             --              +12.43
1/1/97--9/30/97                    17.68         14.84          --               --              -16.06
                                                              ------           ------
                                                        Total $0.312     Total $0.320

                                                          Cumulative total return as of 9/30/97: -10.57%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning       Ending      Distributed      Dividends Paid*    % Change**
5/29/92--12/31/92                 $10.00        $10.12          --             $0.080            + 2.02%
1993                               10.12         18.77        $0.006            0.182            +87.46
1994                               18.77         15.08         0.241            0.211            -17.24
1995                               15.08         16.05          --              0.136            + 7.35
1996                               16.05         18.11         0.071             --              +13.29
1/1/97--9/30/97                    18.11         15.29          --               --              -15.57
                                                              ------           ------
                                                        Total $0.318     Total $0.609

                                                         Cumulative total return as of 9/30/97: +62.52%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.



PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                           12 Month      3 Month
                                                       9/30/97     6/30/97    9/30/96      % Change      % Change
ML Dragon Fund, Inc.--Class A Shares                   $15.30       $18.38    $17.10       -10.16%(1)     -16.76%
ML Dragon Fund, Inc.--Class B Shares                    15.02        18.08     16.96       -11.08(1)      -16.92
ML Dragon Fund, Inc.--Class C Shares                    14.84        17.87     16.76       -11.09(1)      -16.96
ML Dragon Fund, Inc.--Class D Shares                    15.29        18.38     17.14       -10.43(1)      -16.81
ML Dragon Fund, Inc.--Class A Shares--Total Return                                         -10.16(1)      -16.76
ML Dragon Fund, Inc.--Class B Shares--Total Return                                         -11.08(1)      -16.92
ML Dragon Fund, Inc.--Class C Shares--Total Return                                         -11.09(1)      -16.96
ML Dragon Fund, Inc.--Class D Shares--Total Return                                         -10.43(1)      -16.81

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.071 per share capital gains distributions.

Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                        -10.16%        -14.88%
Inception (10/21/94) through 9/30/97      - 2.77         - 4.54
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/97                        -11.08%        -14.62%
Five Years Ended 9/30/97                  + 9.26         + 9.26
Inception (5/29/92) through 9/30/97       + 8.68         + 8.68
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                        Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/97                        -11.09%        -11.97%
Inception (10/21/94) through 9/30/97      - 3.72         - 3.72
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                        -10.43%        -15.13%
Five Years Ended 9/30/97                  +10.09         + 8.91
Inception (5/29/92) through 9/30/97       + 9.52         + 8.42
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                Shares Held/                                                                       Percent of
COUNTRIES     Industries        Face Amount            Long-Term Investments            Cost              Value    Net Assets
China         Conglomerates          755,000   Beijing Enterprises Holdings Limited   $  1,230,014     $  4,751,680      0.5%
                                   6,166,000   China Merchants Holdings
                                               International Co., Ltd.                   6,389,771       14,263,556      1.5
                                   3,592,000   China Resources Enterprise Ltd.           5,559,969       15,040,165      1.6
                                  10,622,014   Guangdong Investments, Ltd.               7,545,724       11,187,570      1.2
                                   1,425,000   Shanghai Industrial Holdings Ltd.         7,843,016        8,857,909      0.9
                                                                                      ------------     ------------    ------
                                                                                        28,568,494       54,100,880      5.7

              Infrastructure         441,800   New World Infrastructure, Ltd.            1,230,149        1,164,735      0.1
                              US$  8,797,000   New World Infrastructure, Ltd.,
                                               5% due 7/15/2001(b)                      11,209,632        9,870,234      1.1
                                                                                      ------------     ------------    ------
                                                                                        12,439,781       11,034,969      1.2

              Real Estate          9,245,600   China Overseas Land & Investment Co.      4,654,022        5,824,800      0.6

                                               Total Long-Term Investments in China     45,662,297       70,960,649      7.5

Hong Kong     Banking              2,230,600   Dah Sing Financial Holdings Ltd.         13,255,654        9,368,635      1.0
                                   7,183,000   Guoco Group, Ltd.                        32,731,159       28,683,730      3.0
                                   2,766,626   HSBC Holdings, Ltd.                      40,563,814       92,602,240      9.9
                                                                                      ------------     ------------    ------
                                                                                        86,550,627      130,654,605     13.9

              Conglomerates        7,246,000   Citic Pacific Ltd.                       27,000,446       41,108,736      4.4
                                  21,950,015   First Pacific Company Ltd.               24,909,838       21,984,055      2.3
                                   9,329,000   Hutchison Whampoa, Ltd.                  52,502,520       91,927,662      9.8
                                   2,043,000   Swire Pacific Ltd. 'A'                   14,461,424       15,643,286      1.7
                                   7,980,000   Swire Pacific Ltd. 'B'                   10,614,645       11,808,090      1.2
                                                                                      ------------     ------------    ------
                                                                                       129,488,873      182,471,829     19.4

              Insurance           24,157,000   National Mutual Asia, Ltd.               12,624,588       25,911,489      2.8

              Publishing &         8,188,000   South China Morning
              Broadcasting                     Post Holdings Ltd.                        4,992,818        7,459,990      0.8
                                   4,802,000   Television Broadcasts Ltd.               19,125,112       17,003,722      1.8
                                                                                      ------------     ------------    ------
                                                                                        24,117,930       24,463,712      2.6

              Real Estate          8,108,000   Cheung Kong Holdings Ltd.                48,829,447       91,159,990      9.7
                                   5,516,514   New World Development Co., Ltd.          24,303,813       33,364,287      3.5
                              US$  5,150,000   New World Development Co., Ltd.,
                                               4.375% due 12/11/2000 (b)                 5,822,455        6,746,500      0.7
                                   6,119,100   Sun Hung Kai Properties, Ltd.            45,264,000       71,961,502      7.7
                                                                                      ------------     ------------    ------
                                                                                       124,219,715      203,232,279     21.6

              Utilities--         21,470,198   Hong Kong and China Gas Company Ltd.     24,807,446       44,255,577      4.7
              Electric & Gas
                                               Total Long-Term Investments in
                                               Hong Kong                               401,809,179      610,989,491     65.0


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                                Shares Held/                                                                       Percent of
COUNTRIES     Industries        Face Amount            Long-Term Investments            Cost              Value    Net Assets
India         Finance                    522   Housing Development Finance
                                               Corp., Ltd.                            $     51,177     $     47,134      0.0%

                                               Total Long-Term Investments in India         51,177           47,134      0.0

Indonesia     Banking              1,472,736   P.T. Bank International Indonesia
                                               (Foreign) (Warrants) (a)                    189,261          125,464      0.0

              Conglomerates        7,735,000   P.T. Astra International (Foreign)       12,188,274        7,026,450      0.7

              Food                 4,647,550   P.T. Fiskar Agung Perkasa                 5,477,321        2,767,243      0.3

              Infrastructure      32,865,000   P.T. Citra Marga Nusaphala Persada
                                               (Foreign)                                14,433,923       10,035,114      1.1

              Oil & Gas               87,000   Gulf Indonesia Resources, Ltd.            1,696,500        1,935,750      0.2

              Telecommunications     240,500   P.T. Telekomunikasi Indonesia
                                               (Series B) (ADR)*                         6,793,351        5,381,187      0.6

              Tobacco              2,965,500   P.T. Hanjaya Mandala Sampoerna
                                               (Foreign)                                 1,703,085        6,112,099      0.7

                                               Total Long-Term Investments
                                               in Indonesia                             42,481,715       33,383,307      3.6

Malaysia      Banking              1,720,000   Malayan Banking BHD                       8,203,909        8,645,082      0.9
                                   5,035,333   Public Bank BHD (Foreign)                 9,688,116        4,363,024      0.5
                                                                                      ------------     ------------    ------
                                                                                        17,892,025       13,008,106      1.4

              Conglomerates        3,370,880   Renong BHD                                4,923,068        3,326,184      0.3

              Construction         4,219,000   I.J.M. Corp. BHD                          5,372,002        3,486,562      0.4

              Food                 1,409,700   Nestle Malaysia BHD                       6,139,518        8,302,581      0.9

              Leisure              4,225,000   Berjaya Sports ToTo BHD                  10,746,895       12,116,096      1.3

              Publishing &         1,793,000   Star Publications Malaysia BHD            6,160,202        4,146,623      0.4
              Broadcasting

                                               Total Long-Term Investments
                                               in Malaysia                              51,233,710       44,386,152      4.7

Philippines   Conglomerates        1,015,583   Benpres Holdings Corp. (GDR)**            7,797,920        4,020,896      0.4

              Construction        13,504,100   DMCI Holdings Inc.                        4,260,106        1,089,040      0.1

              Infrastructure      30,070,733   International Container Terminal
                                               Services, Inc. (ICTSI)                    7,713,352        6,261,062      0.7

              Real Estate         12,810,987   Ayala Land, Inc. 'B'                     10,878,228        6,292,787      0.7

              Retail              53,264,170   SM Prime Holdings, Inc.                   9,921,185        9,996,794      1.0

              Utilities--          1,351,993   Manila Electric Co. (MERALCO) 'B'         6,517,356        4,718,099      0.5
              Electric & Gas

                                               Total Long-Term Investments
                                               in the Philippines                       47,088,147       32,378,678      3.4

Singapore     Airlines             1,373,000   Singapore Airlines Ltd. (Foreign)        11,529,043       10,147,090      1.1

              Automotive              59,000   Cycle & Carriage, Ltd.                      407,313          356,933      0.0

              Banking              1,720,000   Development Bank of Singapore
                                               Ltd. (Foreign)                           20,608,863       17,548,725      1.9
                                   1,981,704   United Overseas Bank (Foreign)           14,572,348       14,645,687      1.6
                                                                                      ------------     ------------    ------
                                                                                        35,181,211       32,194,412      3.5

              Publishing &           685,400   Singapore Press Holdings Ltd.
              Broadcasting                     (Foreign)                                 8,187,700       10,086,004      1.1

              Real Estate            647,000   City Development Ltd.                     5,521,951        4,189,209      0.4
                                   3,053,000   DBS Land Ltd.                             9,818,745        7,427,835      0.8
                                                                                      ------------     ------------    ------
                                                                                        15,340,696       11,617,044      1.2

                                               Total Long-Term Investments
                                               in Singapore                             70,645,963       64,401,483      6.9

South Korea   Telecommunications      19,752   SK Telecom (c)                           17,039,643       12,093,503      1.3

              Utilities--            254,740   Korean Electric & Power Corp.             9,586,623        5,663,989      0.6
              Electric & Gas

                                               Total Long-Term Investments
                                               in South Korea                           26,626,266       17,757,492      1.9

Thailand      Banking        US$   6,911,000   Bangkok Bank Public Company Ltd.,
                                               3.25% due 3/03/2004 (b)                   8,195,207        3,973,825      0.4

              Oil & Gas            1,014,500   PTT Exploration and Production
                                               Public Co., Ltd. (Foreign)                9,964,256       13,489,658      1.5

                                               Total Long-Term Investments
                                               in Thailand                              18,159,463       17,463,483      1.9


                                               Total Long-Term Investments             703,757,917      891,767,869     94.9


                                                     Short-Term Investments

United        Commercial     US$  38,682,000   General Motors Acceptance Corp.,
States        Paper***                         6.50% due 10/01/1997                     38,682,000       38,682,000      4.1

                                               Total Short-Term Investments             38,682,000       38,682,000      4.1

              Total Investments                                                       $742,439,917      930,449,869     99.0
                                                                                      ============
              Unrealized Depreciation on Forward Foreign Exchange Contracts++                              (217,273)    (0.0)

              Other Assets Less Liabilities                                                               9,524,482      1.0
                                                                                                       ------------    ------
              Net Assets                                                                               $939,757,078    100.0%
                                                                                                       ============    ======

              Net Asset Value:   Class A--Based on net assets of $20,152,443 and
                                          1,317,057 shares outstanding                                 $      15.30
                                                                                                       ============
                                 Class B--Based on net assets of $687,282,490 and
                                          45,769,591 shares outstanding                                $      15.02
                                                                                                       ============
                                 Class C--Based on net assets of $36,433,003 and
                                          2,454,597 shares outstanding                                 $      14.84
                                                                                                       ============
                                 Class D--Based on net assets of $195,889,142 and
                                          12,809,724 shares outstanding                                $      15.29
                                                                                                       ============

  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Convertible security.
(c)Formerly known as Korea Mobile Telecommunications Corp.

 ++Forward foreign exchange contracts sold as of September 30, 1997 were as follows:

                                 Expiration            Unrealized
   Foreign Currency Sold            Date              Depreciation

   HK$ 373,901,000              September 1998         $ (217,273)

   Total Unrealized Depreciation on Forward
   Foreign Exchange Contracts--Net
   (US$ Commitment--$47,500,000)                       $ (217,273)
                                                       ==========

PORTFOLIO INFORMATION



Investments
As of 9/30/97


Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

HSBC Holdings, Ltd.                          9.9%
Hutchison Whampoa, Ltd.                      9.8
Cheung Kong Holdings Ltd.                    9.7
Sun Hung Kai Properties, Ltd.                7.7
Hong Kong and China Gas Company Ltd.         4.7
Citic Pacific Ltd.                           4.4
New World Development Co., Ltd.              3.5
Guoco Group, Ltd.                            3.0
National Mutual Asia, Ltd.                   2.8
First Pacific Company Ltd.                   2.3


Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Conglomerates                               26.5%
Real Estate                                 24.1
Banking                                     19.2
Utilities--Electric & Gas                    5.8
Publishing & Broadcasting                    4.1
Infrastructure                               3.0
Insurance                                    2.8
Telecommunications                           1.9
Oil & Gas                                    1.7
Leisure                                      1.3



EQUITY PORTFOLIO CHANGES


For the Quarter Ended September 30, 1997

Additions

*Arab-Malaysia Merchant Bank BHD
*China Southern Airlines
 Dah Sing Financial Holdings Ltd.
*Guangdong Brewery Holdings
 Gulf Indonesia Resources, Ltd.

Deletions

 AMMB Holdings BHD
 ASM Pacific Technology Ltd.
*Arab-Malaysia Merchant Bank BHD
*China Southern Airlines
 Essar Steel Ltd.
 Fraser & Neave Ltd.
*Guangdong Brewery Holdings
 Hicom Holdings BHD
 Malaysian Plantation BHD
 Malaysian Resources Corporation BHD
 Overseas Chinese Banking Corp. (Foreign)
 P.T. Bank International Indonesia (Foreign)
 P.T. Lippo Life Insurance (Foreign)
 Philippine Commercial International Bank, Inc.
 Ruam Pattana Fund II
 San Miguel Corporation 'B'
 Telekom Malaysia BHD
 Tenaga Nasional BHD
 United Engineers BHD
 Wharf Holdings Ltd.

[FN]
*Added and deleted in the same quarter.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863